UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2020

PrimeEnergy Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-7406	84-063738
(Commission File Number)	(IRS Employer Identification No.)

9821 Katy Freeway, Houston, Texas 77024

(Address of principal executive offices)

Registrant’s telephone number, including area code 713-735-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

PRIMEENERGY RESOURCES CORPORATION

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of matters to a vote of Security Holders

The Annual Meeting of stockholders of PrimeEnergy Resources Corporation (the “Company”) was held on June 23, 2020. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals were described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 5, 2020. There were 1,994,177 shares of the Company outstanding and entitled to vote at the Annual Meeting. There were 1,716,838 shares of the Company present in person or by proxy at the meeting. The final results of the stockholder votes are listed below.

Proposal No. 1 – Election of Directors

Five persons were nominated by management for election as Directors of the Company, each for a term of one year. With the exception of H. Gifford Fong, all such persons were currently serving as Directors of the Company. H. Gifford Fong, a former Director, ran for re-election at the 2020 Annual Meeting. There were no other persons serving as Directors and there was no Director whose term of office continued after the meeting. There were no other nominees and there was no solicitation in opposition to management’s nominees. All of such nominees were elected. The names of each Director elected at the meeting and the number of shares voted for or withheld for each nominee is as follows. There were no abstentions and no broker non-votes.

Name	For	Withheld
Beverly A. Cummings	1,672,432	44,406
Charles E. Drimal, Jr	1,687,497	29,341
H. Gifford Fong	1,713,791	3,047
Thomas S. T. Gimbel	1,662,500	54,338
Clint Hurt	1,664,027	52,811

Proposal No. 2 – Approve and adopt the Amended and Restated Certificate of Incorporation.

The stockholders approved and adopted the Amended and Restated Certificate of Incorporation, filed with the SEC on May 15, 2020 as Exhibit C to the Definitive Proxy Statement. The vote totals are as follows:

For	1,712,435
Against	2,100
Abstain	2,303
Broker non-votes	0

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: June 26, 2020	PrimeEnergy Resources Corporation

	By:	/s/ Beverly A. Cummings
Name: Beverly A. Cummings
Executive Vice President